Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Dolby Laboratories, Inc. (the “Company”), on Form 10-Q for the fiscal quarter ended December 26, 2014, as filed with the Securities and Exchange Commission (the “Report”), Kevin J. Yeaman, President and Chief Executive Officer of the Company and Lewis Chew, Executive Vice President and Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: January 30, 2015

/s/ KEVIN J. YEAMAN
Kevin J. Yeaman President and Chief Executive Officer (Principal Executive Officer)

/s/ LEWIS CHEW
Lewis Chew Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)